UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2023

NUZEE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization	File No.)	Identification No.)

1350 E Arapaho Rd Ste 230, Richardson, Texas 75081

(Address of principal executive offices)

(760) 295-2408

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	NUZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;Compensatory Arrangements of Certain Officers.

Appointment of Randell Weaver as President and Chief Operating Officer

On December 6, 2023, NuZee, Inc. (the “Company”) appointed Randell Weaver to serve as the Company’s President and Chief Operating Officer, effective immediately. Mr. Weaver, age 65, joined the Company in August 2023 as the Company’s Chief Financial Officer.

In connection with his appointment as President and Chief Operating Officer, Mr. Weaver will continue to serve as the Company’s Chief Financial Officer and all terms and conditions of Mr. Weaver’s existing employment agreement, dated as of August 16, 2023, will continue in full force and effect, subject to amendment.

There are no arrangements or understandings between Mr. Weaver and any other persons pursuant to which Mr. Weaver was appointed as an executive officer. Mr. Weaver does not have any family relationships with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer of the Company. There are no transactions in which Mr. Weaver has any interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure

On December 12, 2023, the Company issued a press release announcing the events described in Item 5.02 above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated December 12, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUZEE, INC.

Dated: December 12, 2023	By:	/s/ Randell Weaver
	Name:	Randell Weaver
	Title:	President, Chief Financial Officer, and Chief Operating Officer